Wildermuth Endowment Strategy Fund

Supplement No. 3 dated December 7, 2015

to the Prospectus dated January 2, 2015,

as amended February 5, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s (the “Fund”) current Prospectus, and should be read in conjunction with the Prospectus and Statement of Additional Information (“SAI’’). All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

LEGAL PROCEEDINGS

On November 27, 2015, Realty Capital Securities, LLC (“RCS”), the Fund’s distributor, signed a settlement with the Enforcement Section of the Massachusetts Securities Division (“Massachusetts Securities Division”) under which RCS agreed to fully withdraw from business in Massachusetts and give WARN Act notifications to all remaining employees in other states, and to withdraw its broker-dealer registration from the U.S. Securities and Exchange Commission and self-regulatory organizations (the “Settlement”). RCS also agreed to pay a $3 million fine to the Massachusetts Securities Division to settle the charges. The Massachusetts Securities Division originally filed an administrative complaint against RCS on November 12, 2015, alleging fraudulent behavior in connection with proxy services provided by RCS to the Business Development Corporation of America, a non-traded business development company sponsored by an affiliate of RCS. Neither the Fund nor its investment adviser, Wildermuth Advisory, LLC, were named in the administrative complaint or Settlement nor were there any allegations of misconduct involving the Fund.

The Adviser and Board of Trustees of the Fund have been monitoring developments at RCS and have been considering alternative distribution arrangements. As a result of these developments, the Fund expects to hire a new distributor before RCS discontinues operations.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-271-9244.